UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 14, 2017

Western Capital Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52015	47-0848102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11550 “I” Street, Suite 150, Omaha, NE 68137

(Address of principal executive offices) (Zip Code)

(402) 551-8888

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

Western Capital Resources, Inc., a Delaware corporation (OTCQB: WCRS), announced today that its Board of Directors has declared a cash dividend of $0.025 per share, or $0.10 per common share on an annualized basis, for the second quarter of 2017. This dividend is expected to be paid out on or about July 24, 2017 on all outstanding common shares to holders of record as of the close of business on July 17, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Capital Resources, Inc.

Date: July 14, 2017	By:	/s/ John Quandahl
John Quandahl Chief Executive Officer and Chief Operating Officer